UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2011

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2011, SEECO, Inc. (“SEECO”), a wholly-owned subsidiary of Southwestern Energy Company (“Southwestern”), amended and restated its Project Services Agreement (the “Second Amended and Restated Project Services Agreement”) with Schlumberger Technology Corporation (“SLB”) pursuant to which SEECO has agreed to utilize SLB for a specified percentage of its oilfield service requirements relating to Southwestern’s Fayetteville Shale Play in Arkansas (the “Project”). The effective date of the Second Amended and Restated Project Services Agreement is January 1, 2011 and the agreement will expire two years from such date.

Subject to certain exceptions, during the term of the Second Amended and Restated Project Services Agreement, SEECO has agreed to utilize SLB for not less than forty percent (40%) and, in SEECO' s sole discretion, up to sixty percent (60%) (as modified from time to time as contemplated in the Project Services Agreement, the “Utilization Percentages”) of SEECO’s total Project expenditures for each of the following: Cased Hole Logging services, Open Hole Logging services, Cementing services, Stimulation services, Coiled Tubing services, Data and Consulting services and Tubing Conveyed Perforating services.

In return for the foregoing contractual commitments from SEECO, SLB has agreed, among other things, to provide the Committed SLB Resources to SEECO as required to perform the services under the Second Amended and Restated Project Services Agreement on a priority basis and that all Oilfield Services provided to SEECO under the Second Amended and Restated Project Services Agreement shall receive competitive pricing based on the rates charged for such services to Midcontinent Basin customers. The priority of services to SEECO shall be determined based on the level of SEECO’s commitment and expenditures as compared with the level of commitments and expenditures of other customers in the Midcontinent Basin, and SEECO shall receive priority treatment over all customers whose year-to-date commitment and expenditures are lower than those of SEECO.

The Second Amended and Restated Project Services Agreement is attached hereto as Exhibit 10.1 and  hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Project Services Agreement dated October 31, 2011 by and between SEECO, Inc. and Schlumberger Technology Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: November 4, 2011	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Project Services Agreement dated October 31, 2011 by and between SEECO, Inc. and Schlumberger Technology Corporation